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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  ----------

                                  FORM 8-K/A

                               (Amendment No. 1)

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 21, 1997
                                                       ----------------

                        OAK HILL SPORTSWEAR CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

   New York                      0-5613                       13-2625545
---------------                -----------                 -------------------
(State or other                (Commission                   (IRS Employer
 jurisdiction of               File Number)                Identification No.)
 incorporation)

1411 Broadway        New York, New York                           10018
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(Address of principal executive offices)                       (zip code)


Registrant's telephone number, including area code 212 789-8900
                                                   ------------

                              Page 1 of 28 Pages

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                  Oak Hill Sportswear Corporation hereby amends its report on
Form 8-K, dated October 30, 1997, by filing herewith financial statements, pro forma financial information and exhibits in connection with its acquisition of all the outstanding shares of Watkins Contracting, Inc., as reported on said Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits.

(a)      Financial statements of the business acquired

         Watkins Contracting Inc. Interim Financial Statements:

         Review Report of Schilling and Hinzman, Certified Public Accountants

         Unaudited Balance Sheet as of September 30, 1997

         Unaudited Statement of Income for the three months ended
         September 30, 1997.

         Unaudited Statement of Cash Flows for the three months ended September 30, 1997

         Notes to Unaudited Financial Statements


(b)  Pro forma financial information

         Statement regarding unaudited pro forma financial information

         Unaudited Pro Forma Consolidated Balance Sheet as of September 30,
         1997

         Notes to Unaudited Consolidated Pro Forma Balance Sheet

         Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997

         Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996

         Notes to Unaudited Pro Forma Consolidated Statements of Operations


                              Page 2 of 28 Pages
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(c) Exhibits                                                             This
                                                                         filing
                                                                         pages:
Exhibit 23.1                 Consent of Schilling and Hinzman,             5-6
                             Certified Public Accountants

Exhibit 99.1a                Financial Statements of the Business          7-22
                             Acquired: Watkins Contracting Inc.
                             Interim Financial Statements - Review
                             Report of Schilling and Hinzman,
                             Certified Public Accountants; Unaudited
                             Balance Sheet as of September 30, 1997;
                             Unaudited Statement of Income for the
                             three months ended September 30, 1997;
                             Unaudited Statement of Cash Flows for
                             the three months ended September 30,
                             1997; and Notes to Unaudited Financial
                             Statements

Exhibit 99.2                 Pro Forma financial information:             23-28
                             Statement regarding unaudited pro forma
                             financial information;  Unaudited Pro
                             Forma Consolidated Balance Sheet as of
                             September 30, 1997; Notes to Unaudited
                             Consolidated Pro Forma Balance Sheet;
                             Unaudited Pro Forma Consolidated
                             Statement of Operations for the nine
                             months ended September 30, 1997;
                             Unaudited Pro Forma Consolidated
                             Statement of Operations for the year
                             ended December 31, 1996; and Notes to
                             Unaudited Pro Forma Consolidated
                             Statements of Operations;



                              Page 3 of 28 Pages

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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   December 31, 1997


                                     OAK HILL SPORTSWEAR CORPORATION
                                            (Registrant)


                                     By: /s/   Arthur L. Asch
                                         ---------------------------------------
                                                   Arthur L. Asch,
                                                   Chairman of the Board